EXHIBIT 4.2
-----------
(Arvida)


NOTE:THIS CONSOLIDATED AND RESTATED TERM LOAN PROMISSORY NOTE IS A
RENEWAL, CONSOLIDATION AND RESTATEMENT OF: (i) THAT CERTAIN TERM LOAN PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF BARNETT BANK, N.A. IN THE ORIGINAL PRINCIPAL AMOUNT OF TWENTY-EIGHT MILLION ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($28,125,000) ("$28,125,000 Note") HAVING A PRESENT OUTSTANDING PRINCIPAL BALANCE OF $18,375,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF; (ii) THAT CERTAIN TERM LOAN PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF FIRST UNION NATIONAL BANK IN THE ORIGINAL PRINCIPAL AMOUNT OF TWENTY-SIX MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($26,250,000) ("$26,250,000 Note") HAVING A PRESENT OUTSTANDING PRINCIPAL BALANCE OF $17,150,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF; (iii) THAT CERTAIN TERM LOAN PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF BANKBOSTON, N.A. IN THE ORIGINAL PRINCIPAL AMOUNT OF ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($11,250,000) ("$11,250,000 Note") HAVING A PRESENT OUTSTANDING PRINCIPAL BALANCE OF $7,350,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF; and (iv) THAT CERTAIN TERM LOAN PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF BANK UNITED IN THE ORIGINAL PRINCIPAL AMOUNT OF NINE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($9,375,000) ("$9,375,000 Note") HAVING A PRESENT OUTSTANDING PRINCIPAL BALANCE OF $6,125,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF (collectively, "Notes").

     THE $28,125,000 NOTE, THE $11,250,000 NOTE AND THE $9,375,000 NOTE
HAVE BEEN ASSIGNED TO FIRST UNION NATIONAL BANK BY THE HOLDERS THEREOF IMMEDIATELY PRIOR TO THE EXECUTION HEREOF.

     DOCUMENTARY STAMPS AND/OR INTANGIBLE TAXES IN THE AMOUNT REQUIRED BY LAW WERE PAID ON THE FULL FACE AMOUNT OF THE NOTES AT THE TIME OF THE RECORDING OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT IN OFFICIAL RECORDS BOOK 26802, PAGE 888 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA. THE NOTES ARE BEING RENEWED, CONSOLIDATED AND RESTATED BASED ON THE CURRENT OUTSTANDING PRINCIPAL BALANCES OF THE NOTES WITHOUT ENLARGEMENT THEREOF. NO ADDITIONAL DOCUMENTARY STAMPS OR INTANGIBLE TAXES ARE DUE.

          CONSOLIDATED AND RESTATED TERM LOAN PROMISSORY NOTE


     THIS CONSOLIDATED AND RESTATED TERM LOAN PROMISSORY NOTE ("CONSOLIDATED AND RESTATED TERM LOAN NOTE") executed by Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership (jointly and severally, the "Borrowers"), all having an office at 900 North Michigan Avenue, Chicago, Illinois 60611, in favor of First Union National Bank ("Lender"), having an address of 5581 West Oakland Park Boulevard, 2nd Floor, Lauderhill, Florida 33313.

     1. RENEWAL AND CONSOLIDATION. The indebtedness evidenced by this Consolidated and Restated Note renews and consolidates the aggregate outstanding principal indebtedness evidenced by the following promissory notes all executed by Borrowers: (i) that certain Term Loan Promissory Note dated July 31, 1997 in the original principal amount of TWENTY-EIGHT MILLION ONE HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($28,125,000) ("$28,125,000 Note") in favor of Barnett Bank, N.A.; (ii) that certain Term Loan Promissory Note dated July 31, 1997 in the original principal amount of TWENTY-SIX MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($26,250,000) ("$26,250,000 Note") in favor of First Union National Bank; (iii) that certain Term Loan Promissory Note dated July 31, 1997 in the original principal amount of ELEVEN MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($11,250,000) ("$11,250,000 Note") in favor of BankBoston, N.A.; and (iv)
that certain Term Loan Promissory Note dated July 31, 1997 in the original principal amount of NINE MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($9,375,000) ("$9,375,000 Note") in favor of Bank United. The $28,125,000 Note, the $11,250,000 Note and the $9,375,000 Note have been assigned to Lender by the holders thereby immediately prior to the execution hereof. The current principal balance outstanding under the $28,125,000 Note being renewed and consolidated hereby is $18,375,000, the current principal balance outstanding under the $26,250,000 Note being renewed and consolidated hereby is $17,150,000, the current principal balance outstanding under the $11,250,000 Note being renewed and consolidated hereby is $7,350,000, and the current principal balance outstanding under the $9,375,000 Note being renewed hereby is $6,l25,000, all justly due and owing. This Consolidated and Restated Term Loan Note consolidates the $28,125,000 Note, the $26,250,000 Note, the $11,250,000
Note and the $9,375,000 Note and amends, replaces and supersedes, without enlargement of the aggregate existing principal balances thereunder. Accordingly, the combined current principal balance outstanding being renewed and consolidated and evidenced by this Consolidated and Restated Term Loan Note is $49,000,000, all justly due and owing. This Consolidated and Restated Term Loan Note is intended to consolidate into a single consolidated indebtedness due and owing Lender by Borrower of $49,000,000 to be repaid with interest as hereinafter provided.

     2. RESTATEMENT. This Consolidated and Restated Term Loan Note restates the $28,125,000 Note, the $26,250,000 Note, the $11,250,000 Note
and the $9,375,000 Note as follows, it being the intention to restate and continue the obligations evidenced thereunder as also consolidated hereby, without enlarging the aggregate outstanding principal balances. It is the intention of Lender and Borrower that while this Consolidated and Restated Term Loan Note consolidates, amends, replaces and supersedes the $28,125,000 Note, the $26,250,000 Note, the $11,250,000 Note and the
$9,375,000 Note, it is not in payment or satisfaction of the $28,125,000 Note, the $26,250,000 Note, the $11,250,000 Note or the $9,375,000 Note,
but rather is the substitution of evidences of debt without any intent to extinguish the old. Should there be any conflict between any of the terms of the $28,125,000 Note, the $26,250,000 Note, the $11,250,000 Note or the
$9,375,000 Note, and the terms of this Consolidated and Restated Term Loan Note, the terms of this Consolidated and Restated Term Loan Note shall control. The $28,125,000 Note, the $26,250,000 Note, the $11,250,000 and
the $9,375,000 Note are attached hereto and shall only be negotiated with this Consolidated and Restated Term Loan Note. The $28,125,000 Note, the $26,250,000 Note, the $11,250,000 and the $9,375,000 Note are consolidated, amended and renewed to read in their entirety as follows:




                  THIS SPACE INTENTIONALLY LEFT BLANK

THE TAX HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING THIS PROMISSORY NOTE.

                               TERM LOAN
                            PROMISSORY NOTE

$49,000,000                           Effective Date: September 1, 1998

     FOR VALUE RECEIVED, the undersigned, Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership, all having an office at 900 N. Michigan Avenue, Chicago, Illinois 60611 (hereinafter collectively referred to as the "Makers"), jointly and severally promise to pay to the order of First Union National Bank, a national banking association, its successors or assigns (the "Lender," or "Agent," "Agent" having the meaning ascribed to it in the Amendment to Credit Agreement of even date), the principal sum of FORTY-NINE MILLION DOLLARS ($49,000,000), pursuant to and in accordance with the Credit Agreement, together with interest on the principal balance of this Note outstanding from time to time, as same shall accrue thereon in accordance with the terms hereof, but not to exceed the maximum non-usurious rate permitted by law.

10   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition to capitalized terms defined elsewhere herein, the following capitalized terms shall have the meanings ascribed to them as follows:

     1.1 "Adjusted LIBO Rate" means, relative to any LIBO Rate Tranche to be made, continued or maintained as, or converted into, a LIBO Rate Tranche for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the quotient of
(i) the LIBO Rate applicable to the relevant Interest Period, divided by
(ii) the result of one minus the Reserve Percentage applicable to such Interest Period.

     1.2 "Business Banking Day" means a day that is not a Saturday, a Sunday, or a day on which the Lender is closed pursuant to authorization or requirement of law.

     1.3 "Credit Agreement" means the Credit Agreement dated July 31, 1997, between the Lender and Borrower (among others), as amended of even date herewith, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.4 "Default Rate" means the lesser of: (i) five percent (5%) above the Note Prime Rate and (ii) the maximum non-usurious rate permitted under applicable law, provided the maximum interest rate shall never be more then twenty-four and 99/100 percent (24.99%).

     1.5 "Event of Default" has the meaning ascribed to such term in the Credit Agreement.

     1.6 "Interest Period" means, in the case of a LIBO Rate Tranche, the period commencing on (and including) the Business Banking Day selected by the Makers as the date on which such LIBO Rate Tranche is made or continued as, or converted into a LIBO Rate Tranche pursuant to the terms of this Note, and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or if such month has no numerically corresponding day, on the last Business Banking Day of such month), in each case as the Makers may select, provided that (a) if such Interest Period would otherwise end on a day which is not a Business Banking Day, such Interest Period shall end on the next following Business Banking Day (unless, in the case of a LIBO Rate Tranche, such next following Business Banking Day is the first Business Banking Day of the calendar month, in which case such Interest Period shall end on the Business Banking Day next preceding such numerically corresponding day); and (b) no Interest Period may end on a date later than the Maturity Date.

     1.7 "LIBO Rate" means, relative to any Interest Period, a rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the rate for US dollar deposits with maturities comparable to such Interest Period for delivery on the first day of such Interest Period which appears on the Reuters Screen LIBO Page, as of 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the commencement date of the Interest Period. If at least two
(2) such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates. Lender may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, Lender may, in its discretion, use rate quotations for daily or annual periods in lieu of quotations for substantially equivalent monthly periods, in the absence of such quotations for substantially equivalent monthly periods. Each determination of the LIBO Rate applicable to a particular Interest Period shall be made by Lender and shall be conclusive and binding upon the Makers and Lender absent manifest error.

     1.8 "LIBO Rate Tranche" means a Tranche bearing interest at all times during the Interest Period applicable to such Tranche, at a fixed rate of interest equal to the Note LIBO Rate applicable to such Interest Period.
     1.9 "Loan Documents" has the meaning described to such term in the Credit Agreement.

     1.10 "Loan Year" means each of the twelve (12) month periods commencing on July 31, 1997 hereof and on the first, second and third anniversaries hereof.

     1.11 "London Banking Day" means each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

     1.12  "Maturity Date" means the earlier of: (i) July 31, 2001 and
(ii) any earlier date upon which the principal balance outstanding hereunder, together with all interest accrued thereon, shall become immediately due and payable following an Event of Default, in accordance with provisions of the Credit Agreement.

     1.13 "Note LIBO Rate" means the Adjusted LIBO Rate applicable to a specific LIBO Rate Tranche selected by the Makers for a relevant Interest Period, plus 175 basis points.

     1.14 "Note Prime Rate" means the Prime Rate applicable to the Prime Rate Tranche. The Note Prime Rate shall be increased or decreased effective on any date on which the Prime Rate shall be increased or decreased.

     1.15 "Prime Rate" means the annual rate of interest announced from time to time by First Union National Bank, as its Prime Rate. The Prime Rate is a reference rate for the information and use of Lender in establishing the actual rates to be charged to borrowers and is not necessarily the lowest rate charged by Lender. Should First Union National Bank not publish a Prime Rate at any time during the term of this Note, Lender, in its reasonable discretion, may choose a substitute Prime Rate. The rate of interest shall change automatically and immediately as of the date of any change in the Prime Rate without notice to Borrower or any endorser, surety or guarantor, if any.

     1.16 "Prime Rate Tranche" means a Tranche bearing interest at the Note Prime Rate.

     1.17 "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other rule, regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     1.18 "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.

     1.19 "Reserve Percentage" means the stated maximum rate (expressed as a decimal) at which reserves are required to be maintained by the Agent during an Interest Period, including, without limitation (i) any basis, supplemental, marginal, or emergency reserve under any regulations of any governmental authority to which the Agent is subject, (ii) any reserve prescribed by the Board of Governors of the Federal Reserve System (or any successor), including, without limitation, Regulation D, for determining the maximum reserve requirement in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the LIBO Rate is determined). Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by the Agent under any regulation of any governmental authority to which the Agent is subject against (a) any category of liabilities that include deposits with reference to which the LIBO Rate is to be determined or (b) any category of extension of credit or other assets that includes loans bearing interest at a rate based on the LIBO Rate. Each determination of the Reserve Percentage shall be made by the Agent and shall be conclusive and binding upon the Makers and Lenders absent manifest error.

     1.20 "Security Documents" has the meaning ascribed to such term in the Credit Agreement.

     1.21 "Term Loan Commitment" has the meaning ascribed to such term in the Credit Agreement.

     1.22 "Term Loan Note" or "Note" means this Note, as same may be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time.

     1.23 "Tranche" means any portion of the outstanding principal balance under the Term Loan Note bearing interest at the applicable Note LIBO Rate for a specific Interest Period, as selected by the Makers in accordance with Section 2.1, below, and any portion of the outstanding principal balance under the Term Loan Note which may from time to time bear interest at the Note Prime Rate.

20   Selection and Calculation of Interest Rate.

     2.1 Provided that no Event of Default or circumstance which with the passage of time or giving of notice would become an Event of Default then exists under the Loan Documents, and provided there shall at no time be permitted to exist more than four LIBO Rate Tranches with respect to the total principal balance outstanding under the Term Loan Note, the Makers shall have the right to elect to have the Note LIBO Rate then in effect for an Interest Period apply to a LIBO Rate Tranche, in accordance with, and subject to the provisions of this Section 2.1. To make an election to have such Note LIBO Rate apply to any LIBO Rate Tranche, from time to time, the Makers shall give to the Agent irrevocable notice (a "Rate Election Notice") not later than 11:00 a.m. (Ft. Lauderdale, Florida time) at least three (3) Business Banking Days prior to the commencement date of each such Interest Period, which Rate Election Notice shall be addressed as follows, and shall be given in writing (by telecopy, hand delivery, or overnight delivery service), in accordance with the provisions of Section 11.4 of the Credit Agreement:

           Dana Hunter, Vice President
           First Union National Bank
           5581 West Oakland Park Blvd., 2nd Floor
           Lauderhill, Florida 33313
           (954) 467-5543
           Fax: (954) 467-5557

Each such Rate Election Notice shall be in the form attached hereto as
Schedule 1 and shall specify: (i) the commencement day of the Interest Period which shall be a Business Banking Day (and, with respect to any then existing LIBO Rate Tranche, shall not be a date prior to the termination date of such then existing LIBO Rate Tranche), (ii) the principal amount of the LIBO Rate Tranche which shall be subject to the application of the Note LIBO Rate, which shall be in a minimum amount of $2,000,000.00, and in multiples of $100,000.00 and (iii) the applicable Interest Period which shall apply to such LIBO Rate Tranche, provided, however, that no Interest Period may extend beyond the Maturity Date.

     2.2 If the Agent determines, absent manifest error, that the maintenance of any Note LIBO Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, of if the Agent determines that the interest rate applicable to the Note LIBO Rate does not accurately reflect the cost of maintaining any LIBO Rate Tranche subject to such rate, then, at the election of the Agent, the Makers shall not be entitled thereafter to select a Note LIBO Rate to be applicable to any portions of the total outstanding principal balance under the Term Loan Note, and the interest rate applicable to all of the outstanding principal balance under the this Note then subject to the Note LIBO Rate for any applicable Interest Period, shall, upon the expiration of all such applicable Interest Periods, be converted to the Prime Rate.

     2.3   In the event that the Makers shall fail to provide a timely
Rate Election Notice for the election of the Note LIBO Rate to apply to any Advance or to any LIBO Rate Tranche, as of the termination date of the applicable Interest Period for such Tranche, then as the date of such Advance, or as of such termination date of such LIBO Rate Tranche, as the case may be, the Prime Rate shall apply to such Advance or LIBO Rate Tranche until the next eligible effective date for which the Makers shall have provided a timely Rate Election Notice, and such Advance or such principal amount previously comprising a LIBO Rate Tranche, shall thereafter be deemed to be included in the Prime Rate Tranche.

     2.4 Interest shall be calculated on the daily total outstanding balance of all Advances of Loan Proceeds under the Term Loan Commitment, as such Advances are evidenced by the Term Loan Note, as follows: (i) interest shall accrue on each LIBO Rate Tranche, commencing with the effective date for each such LIBO Rate Tranche, at the applicable Note LIBO Rate for the applicable Interest Period and (ii) interest shall accrue on the Prime Rate Tranche, which shall comprise all of the outstanding principal balance under the this Note not otherwise subject to a LIBO Rate Tranche, at the Note Prime Rate, changing when and as the Prime Rate changes. Interest shall be computed through and including the date of any payment and shall be calculated for actual days elapsed on the basis of a 360 day year (i.e. interest for each day on which any principal is outstanding shall be calculated at the applicable interest rate described above, divided by
360).

30   Payment of Interest and Principal.

     3.1 Interest, calculated as above provided, shall be due and payable by the Makers to the Agent, subject to the provisions of Section
3.7 hereof, on the first Business Banking Day of the first calendar month immediately following the Advance of Loan Proceeds under the Term Loan Commitment and continuing on the first day of each month thereafter until the Maturity Date.

     3.2 The Makers shall make payments in reduction of the total principal balance outstanding under the Term Loan Note, as follows:

           (a) The Makers shall pay to Lender on or before the last Business Banking Day of each Loan Year, the sum of $12,500,000.00 (the "Minimum Required Curtailment").

           (b) The Makers shall pay to Lender on each ARC Payment Date, an amount (the "Additional Required Curtailment") calculated as follows:

                 (A) On the 1999 February ARC Payment Date and each subsequent February ARC Payment Date, an amount equal to the sum of:
(x) the ARC Deficit, if any, to the extent the ARC Deficit does not exceed the Adjusted CFAPF for the fiscal year ended on the immediately preceding December 31, plus (y) twenty-five percent (25%) of the remainder of the Adjusted CFAPF for the fiscal year ended on the immediately preceding December 31, after any payment of the ARC Deficit pursuant to subparagraph
(x) hereinabove.

                 (B) On each August ARC Payment Date, an amount equal to the sum of: (x) the ARC Deficit, if any, plus (y) twenty-five percent (25%) of the remainder of any Distribution then made, after any payment of the ARC Deficit pursuant to subparagraph (x) hereinabove.

                 (C) Notwithstanding anything herein to the contrary, those portions of the Additional Required Curtailment calculated pursuant to subpart (y) of subsection (A); and subpart (y) of subsection (B) shall in the aggregate, in any one (1) Loan Year, not exceed $6,250,000.00.

           The term "Adjusted CFAPF" means Cash Flow After Project Financing less all Term Loan Principal Payments and all interest paid on the Term Loan during the preceding fiscal year.

           The term "Cash Flow After Project Financing" has the meaning ascribed to such term in the Credit Agreement.

           The term "Distribution" has the meaning ascribed to such term in the Credit Agreement.

           The term "ARC Deficit" means: (i) as of any ARC Payment Date in the second Loan Year, the difference of $18,750,000.00 less the sum of all Term Loan Payments theretofore paid, (ii) as of any ARC Payment Date in the third Loan Year, the difference of $37,500,000.00 less the sum of all Term Loan Payments theretofore paid and (iii) as of any ARC Payment Date in the fourth Loan Year, the difference of $56,250,000.00 less the sum of all Term Loan Payments theretofore paid (for the purposes of this Note, the first "Loan Year" shall be deemed to have commenced July 31, 1997).

           The term "ARC Payment Date" means: (i) any Business Banking Day in any August of any Loan Year, on which a Distribution is made, if any (an "August ARC Payment Date"), and (ii) the first Business Day of each February of each Loan Year, or such later date in February on which the Makers intend to make a Distribution, provided the Makers shall have notified the Lender of such later date, in writing, not later than January 15 of such year (a "February ARC Payment Date").

           The term "Term Loan Principal Payments" means, as of any ARC Payment Date, all payments which have theretofore been made toward the reduction of the outstanding principal balance under the Term Loan, including, without limitation, all payments of Minimum Required Curtailments made in the same Loan Year and all prior Loan Years, all payments of Additional Required Curtailments made in the same Loan Year and all prior Loan Years and all prior voluntary prepayments made in the same Loan Year and all prior Loan Years.

           (c) The total outstanding principal under the Term Loan Note and all accrued but unpaid interest shall be fully due and payable on the Maturity Date.

     3.3 All payments of principal and interest under the Term Loan Note shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

     3.4 The Term Loan Note may be prepaid in whole or in part at any time and from time to time, without penalty or premium, provided: (i) any such prepayment shall be preceded by at least three (3) Business Banking Days' prior written notice to the Agent and (ii) any such prepayment shall be accompanied by accrued interest to the date of prepayment and any other obligations and payments then due under the terms of the Term Loan Note.
If the Makers shall make a payment or prepayment of all or any portion of the principal amount outstanding then subject to a LIBO Rate Tranche, prior to the applicable termination date thereof (including, without limitation, upon the acceleration of the Maturity Date following an Event of Default), or the Makers shall attempt to rescind a Rate Election Notice for a specified LIBO Rate Tranche, after the Makers have submitted such Rate Election Notice to the Agent, then, within three (3) Business Banking Days following written notice from the Agent, the Makers shall pay to the Agent the amount of any loss or cost incurred by the Lender resulting therefrom, including, without limitation, any loss or cost resulting from the liquidation or re-employment of deposits required to fund or maintain the subject LIBO Rate Tranche, not to exceed the amount of interest which would have been earned on the amount prepaid for the balance of the subject Interest Period, at a rate equal to the difference, not less than zero, of the LIBO Rate as of the first day of the Interest Period less the LIBO Rate as of the date of such prepayment, for a corresponding Interest Period commencing on the date of such prepayment. The obligations of the Makers under this section shall survive payment of the Term Loan Note.

     3.5 The Term Loan is a non-revolving loan, so that the Makers shall not have the right to request re-advances of prepaid monies.

     3.6 All payments of principal and interest under the Term Loan Note shall be made in immediately available funds by 11:00 a.m. (Ft. Lauderdale, Florida time) on a Business Banking Day, to the Agent for the account of the Lenders, at the office of Lender at First Union National Bank, 301 South College Street, TW-6, Charlotte, North Carolina 28288-0166,
Attention: Jane Hurley, or by wire to ABA #053000219, Account No.465906 0010352, Reference "Arvida," Attention: Jane Hurley, or at such other place as the Agent may instruct. Any payments of principal or interest made after 11:00 a.m. (Ft. Lauderdale, Florida time) shall be deemed to be payments made on the next following Business Banking Day, for all purposes, hereof, including, without limitation, the accrual of interest. Should any payment under the Term Loan Note become due and payable on a day other than a Business Banking Day, the maturity thereof shall be extended to the next succeeding Business Banking Day, and, in the case of any payment of principal, interest shall be payable thereon as calculated pursuant hereto, for each Business Banking Day such principal is outstanding (provided, however, any payment of principal received on any Business Banking Day by 11:00 a.m. (Ft. Lauderdale, Florida time) shall not be deemed to be outstanding on such Business Banking Day).
     3.7 Notwithstanding anything to the contrary set forth herein, the Agent shall provide the Makers with written notice prior to the first Business Banking Day of each month of the interest installment with respect to the Term Loan Note which is payable on such first Business Banking Day of such month. With respect to each such monthly installment of interest, Lender hereby grants to the Makers a grace period for the payment of same, which shall extend to the later of: (a) the fifteenth (15th) day of the month or (b) if the Makers shall not have received written notice of the monthly interest installment from the Agent, prior to the first Business Banking Day of any month and the Makers shall have provided written notice to the Agent, no later than such first Business Banking Day of the month, of such Agent's failure to provide the Makers with written notice of such interest installment, then, the date fifteen (15) days from receipt by the Makers of such written notice of the monthly interest installment. If the Agent shall not receive written notice from the Makers on or before the first Business Banking Day of a month, of the Agent's failure to provide written notice of an interest installment, then, for all purposes of this Note, notwithstanding that the Makers may later request such written notice of such interest installment, such grace period shall extend to no later than the fifteenth (15th) day of such month.

     3.8 Any payment required to be paid by the Term Loan Note, the Loan Documents or the Credit Agreement, with the exception of interest and principal, shall be due and payable no later than fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment.

     3.9 Provided the Agent has not exercised its right to accelerate the Term Loan Note as provided in the Term Loan Note, the Credit Agreement or the other Loan Documents: (a) in the event any payment of principal required under the Term Loan Note, either pursuant to the terms hereof or the terms of the Credit Agreement, is not received by Lender by the fifteenth (15th) day following the day on which such payment is due, the Makers shall pay to the Agent, for the account of the Lender and Other Lenders, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest, and (b) in the event any scheduled payment of interest required under the Term Loan Note is not received by Lender by the later of
(i) fifteen (15) days from receipt by the Makers of written notice of the monthly interest installment and (ii) the fifteenth (15th) day of such month, the Makers shall pay to Lender a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest. Further, if any payment required to be paid by the Term Loan Note, the Credit Agreement or the other Loan Documents, with the exception of interest and principal, is not paid within fifteen (15) days from receipt by the Makers from the Agent of written notice of the required payment, the Makers shall pay to Lender a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest.

40   Collateral Security.  This Note is issued pursuant to the Credit
Agreement. This Note is secured by the Credit Agreement, the Security Documents and the other Loan Documents, as same may be amended through the date hereof. Reference is hereby made to the Credit Agreement, the Security Documents and the other Loan Documents for a description of Events of Default and rights of acceleration of the Maturity Date upon the occurrence of an Event of Default. It is expressly agreed that all of the covenants, conditions and agreements contained in the Credit Agreement, the Security Documents and the other Loan Documents are made a part of this Note.

50   Events of Default.

     5.1 Upon the occurrence of an Event of Default, the Agent may declare the entire amount of this Note, including the principal balance then outstanding thereunder, together with all interest accrued thereon, to be immediately due and payable, without notice, (the Makers hereby expressly waive notice of such Event of Default), time being of the essence of this Term Loan Note. Any Event of Default under this Note shall be an Event of Default under all other Loan Documents and any Event of Default under any other Loan Document shall be an Event of Default hereunder.

     5.2 In the event the Agent accelerates this Note as herein provided or the full amount of outstanding principal and interest under this Note is not fully repaid to the Agent, for the account of the Lender on or before the Maturity Date, then the entire unpaid principal balance under this Note, together with all interest accrued thereon, shall bear interest from the date of an Event of Default or from the Maturity Date, respectively, at the Default Rate. Any late charge paid by the Makers shall be applied to the interest charged at the Default Rate after acceleration of this Note.

     5.3 The remedies of Lender, as provided herein, or in the Security Documents, the other Loan Documents or Credit Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together, by the Agent in accordance with the terms of the Credit Agreement, and may be exercised as often as the occasion therefor shall arise. Notwithstanding anything herein seemingly to the contrary, Lender shall not take any action, including, without limitation, in connection with the enforcement of any of its rights under this Note, the Credit Agreement or other Loan Documents, unless such action is consistent with the action taken by the Agent with respect to this Note and in accordance with the provisions of the Credit Agreement.

60   Usury.  Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require the Makers, or any person liable for the payment of the Loan evidenced by the Note, to pay interest in an amount or at a rate greater than the highest non-usurious rate permissible under applicable law as amended from time to time. Should any interest or other charges paid by the Makers, or any party liable for the payment of the Loan evidenced by the this Note, result in the computation or earning of interest in excess of the highest non-usurious rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by Lender, and all such excess shall be paid by Lender to the Makers or to any party liable for the payment of the Loan evidenced by the Term Loan Note, it being the intent of the parties hereto that under no circumstances shall the Makers or any party liable for the payment of the Loan hereunder, be required to pay interest in excess of the highest non-usurious rate permissible under applicable law as amended from time to time. By operation of Section 687.12, Florida Statutes (1996), the interest rate charged under this Note is authorized by Chapters 658, 665 and 687, Florida Statutes (1996) and applicable federal law.

70   Waivers/Miscellaneous Matters.

     7.1 This Note is to be construed according to the applicable laws of the State of Florida and the United States of America. Any action brought upon the enforcement of this Note is hereby authorized to be instituted and prosecuted in Broward County, Florida, or at the United States District Court for the Southern District of Florida, at the election of the Agent, subject to and in accordance with the terms of the Credit Agreement.

     7.2 This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     7.3 Each maker, endorser and guarantor or any person, firm or corporation becoming liable under this Note hereby consents to any extension or renewal of this Note or any part thereof, without notice, and agrees that it will remain liable under this Note during any extension or renewal thereof, until the indebtedness evidenced hereby and thereby is paid in full.

     7.4 Notwithstanding anything to the contrary herein or in the Credit Agreement, the Security Documents or other Loan Documents (or any instruments or certificates executed or delivered in connection therewith at any time or times), neither any present or future constituent partner (as hereinafter defined) in, or agent of, any of the Makers, nor any shareholder, member, officer, manager, director, employee, trustee, beneficiary or agent of any corporation or other entity that is or becomes a constituent partner in any of the Makers shall be personally liable, directly or indirectly (and Lender shall not have any recourse against any property or assets of any such constituent partner or other person or entity) under or in connection with this Note, the Credit Agreement, the Security Documents, the other Loan Documents, the Loans, or any instruments securing or otherwise executed in connection therewith, or any certificate delivered in connection therewith, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter (such persons as described in this sentence being herein collectively referred to as "Non-Recourse Persons"), provided, however, Non-Recourse Persons shall not include any Maker or any Subsidiary of a Maker that would otherwise be liable as a general partner in a Maker. The recourse of the Lender and its successors and assignees under or in connection with the this Note, the Security Documents, the Credit Agreement, the other Loan Documents, the Loans and such instruments and certificates, and any such amendments or modifications, shall be limited to the assets of the Makers and Lender and its successors and assignees waive and do hereby waive any such personal liability against any such Non-Recourse Persons. For the purposes of this Note, the Security Documents, the Credit Agreement and each other Loan Document and any such instruments and certificates and any such amendments or modifications, neither the negative capital account of a constituent partner in any Maker, nor any obligation of any constituent partner in any Maker to restore a negative capital account or to advance or contribute capital to any Maker or any other constituent partner in any Maker shall be deemed to be the property or the asset of any Maker or any such other constituent partner (and neither Lender nor any of its successors or assignees shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore, advance or contribute). As used in this section, the term "constituent partner" means any direct partner in any Maker, and any person or entity that is a partner in any partnership that, directly or indirectly through one or more other partnerships, is a partner in any Maker.

     7.5 Time is of the essence hereof with regard to the performance and observance of all of the terms, provisions and conditions hereof on the part of the Makers to be observed and/or performed.

     7.6 All sums received by the Agent for application to this Note shall be applied by the Agent in the manner set forth in Section 2.8 of the Credit Agreement.

     7.7 The Makers are strictly liable for and hereby agree to pay or reimburse the Agent for, and hold it harmless from and against all of its reasonable third party costs and expenses incurred in connection with the collection or enforcement of, or the preservation of any rights under, this Note, the Credit Agreement or other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for the Agent, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings or otherwise. The Makers shall pay all such amounts in accordance with the terms of the Credit Agreement, and until repaid, such sums shall bear interest at the Default Rate.

     7.8 All notices and like communications required or permitted to be given pursuant to the provisions of this Note shall be given in accordance with the notice provisions of Section 11.4 of the Credit Agreement.
     7.9 As used herein, the terms "Makers," "Agent" and "Lender" shall be deemed to include their respective successors and assigns.

     7.10 In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then in any of those events, only such provision or provisions shall be deemed null and void and shall not effect any other provision of this Note. The remaining provisions of this Note shall remain operative and in full force and effect and in shall no way be affected, prejudiced or disturbed thereby. In the event any provisions of this Note are inconsistent with any provisions of the Credit Agreement, the Security Documents or other Loan Documents, or any other agreements or documents executed in connection with this Note, this Note shall control.

     7.11 It is expressly understood and agreed that Lender shall not ever be construed for any purposes, to be the partner, joint venturer, principal or associate of the Makers or any of them or any person or party claiming by, through or under the Makers or any of them in the conduct of their respective businesses.

     7.12 The undersigned Makers and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof (a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note and all other notices in connection with the delivery, acceptance, performance or enforcement of the payment of this Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note or other modifications from time to time prior to or after the Maturity Date, without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents or the addition or release of any party or person primarily or secondarily liable hereon, (d) expressly agree that Lender shall not be required first to institute any suit, or to exhaust their remedies against the Makers or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing, they shall be and remain, jointly and severally, directly liable for all sums due under this Note, and the other Loan Documents subject to the terms and conditions hereof and thereof.

     7.13 Lender shall not be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing given in accordance with the terms of the Credit Agreement, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     7.14 Neither this Note nor any provision hereof or thereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

     7.15 Failure to accelerate this Note after an Event of Default, or the acceptance of a past due installment, shall not be construed as a novation of the contract or a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without previous notice of such intention being given to the Makers.

     7.16 Notwithstanding anything to the contrary in this Note, the Credit Agreement, the Security Documents or other Loan Documents, the maximum liability of any Maker other than Arvida/JMB Partners, L.P. (herein a "Maker Subsidiary" or "Maker Affiliate") for the Obligations created, evidenced and secured thereby and hereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction of any such Maker Subsidiary's or Maker Affiliate's liability therefor which may be incurred without rendering the Obligations, as they relate to such Maker Subsidiary or Maker Affiliate, voidable as a fraudulent conveyance or fraudulent transfer under the Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Maker Subsidiary's or Maker Affiliate's Solvency (as defined in the Credit Agreement) is subject to determination. For purposes of determining such liability of any Maker Subsidiary or Maker Affiliate, due consideration shall be given to the benefits received, directly or indirectly, by such Maker Subsidiary or Maker Affiliate from the Loans (as defined in the Credit Agreement) made pursuant to the Commitments (as defined in the Credit Agreement).

     7.17 The section headings of this Note are for reference purposes only and are to be given no effect in the construction or interpretation of this Note.

     THE MAKERS AND THE LENDER BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY MAKERS OR LENDER.

                        SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date set forth above.

                            MAKERS:

                            ARVIDA/JMB PARTNERS, L.P.,
                            a Delaware limited partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            THE AOK GROUP,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS,
                                  a Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            METRODRAMA JOINT VENTURE,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS, a
                                  Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA/JMB PARTNERS,
                            a Florida general partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  a general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]



                            ARVIDA GRAND BAY LIMITED PARTNERSHIP-IV, a Delaware limited partnership

                            By:   ARVIDA GRAND BAY MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            GULF AND PACIFIC COMMUNICATIONS
                            LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   PACIFIC PROPERTIES, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]




                            WESTON HILLS COUNTRY CLUB LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership

                            By:   WHCC, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            SOUTHEAST FLORIDA HOLDINGS, INC.,
                            an Illinois corporation


                            By:
                                  Stephen A. Lovelette,
                                  Vice President

                                                       [CORPORATE SEAL]









MIA3-517179.2
200570.28

NOTE:THIS CONSOLIDATED AND RESTATED PROMISSORY NOTE IS A RENEWAL, CONSOLIDATION AND RESTATEMENT OF: (i) THAT CERTAIN LINE OF CREDIT PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF BARNETT BANK, N.A. IN THE ORIGINAL PRINCIPAL AMOUNT OF SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000) ("$7,500,000 Note") HAVING A PRESENT UNFUNDED AVAILABILITY OF $7,500,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF; (ii) THAT CERTAIN LINE OF CREDIT PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF FIRST UNION NATIONAL BANK IN THE ORIGINAL PRINCIPAL AMOUNT OF SEVEN MILLION DOLLARS ($7,000,000) ("$7,000,000 Note") HAVING A PRESENT UNFUNDED AVAILABILITY OF $7,000,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF; (iii) THAT CERTAIN LINE OF CREDIT PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF BANKBOSTON, N.A. IN THE ORIGINAL PRINCIPAL AMOUNT OF THREE MILLION DOLLARS ($3,000,000) ("$3,000,000 Note") HAVING A PRESENT UNFUNDED AVAILABILITY OF $3,000,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF; and (iv) THAT CERTAIN LINE OF CREDIT PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF BANK UNITED IN THE ORIGINAL PRINCIPAL AMOUNT OF TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) ("$2,500,000 Note") HAVING A PRESENT UNFUNDED AVAILABILITY OF $2,500,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF (collectively, "Notes").

     THE $7,500,000 NOTE, THE $3,000,000 NOTE AND THE $2,500,000 NOTE HAVE
BEEN ASSIGNED TO FIRST UNION NATIONAL BANK BY THE HOLDERS THEREOF
IMMEDIATELY PRIOR TO THE EXECUTION HEREOF.

     DOCUMENTARY STAMPS AND/OR INTANGIBLE TAXES IN THE AMOUNT REQUIRED BY LAW WERE PAID ON THE FULL FACE AMOUNT OF THE NOTES AT THE TIME OF THE RECORDING OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT IN OFFICIAL RECORDS BOOK 26802, PAGE 888 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA. THE NOTES ARE BEING RENEWED, CONSOLIDATED AND RESTATED BASED ON THE PRESENT UNFUNDED AVAILABILITY WITHOUT ENLARGEMENT THEREOF. NO ADDITIONAL DOCUMENTARY STAMPS OR INTANGIBLE TAXES ARE DUE.





       CONSOLIDATED AND RESTATED LINE OF CREDIT PROMISSORY NOTE


     THIS CONSOLIDATED AND RESTATED LINE OF CREDIT PROMISSORY NOTE ("CONSOLIDATED AND RESTATED NOTE") executed by Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership (jointly and severally, the "Borrowers"), all having an office at 900 North Michigan Avenue, Chicago, Illinois 60611, in favor of First Union National Bank ("Lender"), having an address of 5581 West Oakland Park Boulevard, 2nd Floor, Lauderhill, Florida 33313.

     1. RENEWAL AND CONSOLIDATION. The indebtedness evidenced by this Consolidated and Restated Note renews and consolidates the aggregate outstanding principal indebtedness evidenced by the following promissory notes all executed by Borrowers: (i) that certain Line of Credit Promissory Note dated July 31, 1997 in the original principal amount of SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($7,500,000) ("$7,500,000 Note") in favor of Barnett Bank, N.A.; (ii) that certain Line of Credit Promissory Note dated July 31, 1997 in the original principal amount of SEVEN MILLION DOLLARS ($7,000,000) ("$7,000,000 Note") in favor of First Union National Bank; (iii) that certain Promissory Note dated July 31, 1997 in the original principal amount of THREE MILLION DOLLARS ($3,000,000) ("$3,000,000 Note") in favor of BankBoston, N.A.; and (iv) that certain Line of Credit Promissory Note dated July 31, 1997 in the original principal amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) ("$2,500,000 Note") in favor of Bank United. The $7,500,000 Note, the $3,000,000 Note and the $2,500,000 Note have been assigned to Lender by the holders thereby immediately prior to the execution hereof. The current principal balance outstanding under the $7,500,000 Note being renewed and consolidated hereby is $0 (and the current unfunded availability is $7,500,000), the current principal balance outstanding under the $7,000,000 Note being renewed and consolidated hereby is $0 (and the current unfunded availability is $7,000,000), and the current principal balance outstanding under the $3,000,000 Note being renewed and consolidated hereby is $0 (and the current unfunded availability is $3,000,000), and the current principal balance outstanding under the $2,500,000 Note being renewed hereby is $0 (and the current unfunded availability is $2,500,000), all justly due and owing. This Consolidated and Restated Line of Credit Note consolidates the $7,500,000 Note, the $7,000,000 Note, the $3,000,000 Note and the
$2,500,000 Note and amends, replaces and supersedes same, without enlargement thereof. Accordingly, the outstanding unfunded availability being renewed and consolidated and evidenced by this Consolidated and Restated Line of Credit Note is $20,000,000. This Consolidated and Restated Line of Credit Note is intended to consolidate a single consolidated maximum indebtedness of $20,000,000 at any one time to be repaid with interest as hereinafter provided.

     2.    RESTATEMENT.  This Consolidated and Restated Line of Credit
Note restates the $7,500,000 Note, the $7,000,000 Note, the $3,000,000 Note and the $2,500,000 Note as follows, it being the intention to restate and continue the obligations evidenced thereunder as also consolidated hereby, without enlargement. It is the intention of Lender and Borrower that while this Consolidated and Restated Line of Credit Note consolidates, amends, replaces and supersedes the $7,500,000 Note, the $7,000,000 Note, the $3,000,000 Note and the $2,500,000 Note, it is not in payment or satisfaction of the $7,500,000 Note, the $7,000,000 Note, the $3,000,000
Note or the $2,500,000 Note, but rather is the substitution of evidences of debt without any intent to extinguish the old. Should there be any conflict between any of the terms of the $7,500,000 Note, the $7,000,000 Note, the $3,000,000 Note or the $2,500,000 Note, and the terms of this Consolidated and Restated Line of Credit Note, the terms of this Consolidated and Restated Line of Credit Note shall control. The $7,500,000 Note, the $7,000,000 Note, the $3,000,000 and the $2,500,000
Note are attached hereto and shall only be negotiated with this Consolidated and Restated Line of Credit Note. The $7,500,000 Note, the $7,000,000 Note, the $3,000,000 and the $2,500,000 Note are consolidated, amended and renewed to read in their entirety as follows:





                  THIS SPACE INTENTIONALLY LEFT BLANK

THE TAX HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING THIS PROMISSORY NOTE. NON-RECURRING INTANGIBLE TAXES SHALL BE PAID AT THE TIME OF EACH ADVANCE, ON SUCH ADVANCE.

                            LINE OF CREDIT
                            PROMISSORY NOTE

$20,000,000                           Effective Date: September 1, 1998

     FOR VALUE RECEIVED, the undersigned, Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership, all having an office at 900 N. Michigan Avenue, Chicago, Illinois 60611 (hereinafter collectively referred to as the "Makers"), jointly and severally promise to pay to the order of First Union National Bank a national banking association, its successors or assigns (the "Lender" or "Agent," "Agent having the meaning ascribed to it in the Amendment to Credit Agreement of even date), the principal sum of TWENTY MILLION DOLLARS ($20,000,000), or all sums as may be advanced under the Line of Credit Commitment, pursuant to and in accordance with the Credit Agreement, together with interest on the principal balance of this Note outstanding from time to time, as same shall accrue thereon in accordance with the terms hereof, but not to exceed the maximum non-usurious rate permitted by law.

10   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition to capitalized terms defined elsewhere herein, the following capitalized terms shall have the meanings ascribed to them as follows:

     1.1 Adjusted LIBO Rate" means, relative to any LIBO Rate Tranche to be made, continued or maintained as, or converted into, a LIBO Rate Tranche for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the quotient of (i) the LIBO Rate applicable to the relevant Interest Period, divided by (ii) the result of one minus the Reserve Percentage applicable to such Interest Period.

     1.2 "Business Banking Day" means a day that is not a Saturday, a Sunday, or a day on which Lender is closed pursuant to authorization or requirement of law.

     1.3 "Credit Agreement" means the Credit Agreement dated July 31, 1997 between Lender and Borrower (among others), as amended of even date herewith, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.4 "Default Rate" means the lesser of: (i) five percent (5%) above the Note Prime Rate and (ii) the maximum non-usurious rate permitted under applicable law, provided the maximum interest rate shall never be more then twenty-four and 99/100 percent (24.99%).

     1.5 "Event of Default" has the meaning ascribed to such term in the Credit Agreement.

     1.6 "Interest Period" means, in the case of a LIBO Rate Tranche, the period commencing on (and including) the Business Banking Day selected by the Makers as the date on which such LIBO Rate Tranche is made or continued as, or converted into a LIBO Rate Tranche pursuant to the terms of this Note, and ending on (but excluding) the day which numerically corresponds to such date one, two, three or six months thereafter (or if such month has no numerically corresponding day, on the last Business Banking Day of such month), in each case as the Makers may select, provided that (a) if such Interest Period would otherwise end on a day which is not a Business Banking Day, such Interest Period shall end on the next following Business Banking Day (unless, in the case of a LIBO Rate Tranche, such next following Business Banking Day is the first Business Banking Day of the calendar month, in which case such Interest Period shall end on the Business Banking Day next preceding such numerically corresponding day); and (b) no Interest Period may end on a date later than the Maturity Date.

     1.7 "LIBO Rate" means, relative to any Interest Period, a rate of interest per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent) equal to the rate for US dollar deposits with maturities comparable to such Interest Period for delivery on the first day of such Interest Period which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (London time) on the day that is two (2) London Banking Days preceding the commencement date of the Interest Period. If at least two
(2) such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates. Lender may, in its discretion, use any other publicly available index or reference rate showing rates offered for United States dollar deposits in the London Interbank market as of the applicable date. In addition, Lender may, in its discretion, use rate quotations for daily or annual periods in lieu of quotations for substantially equivalent monthly periods, in the absence of such quotations for substantially equivalent monthly periods. Each determination of the LIBO Rate applicable to a particular Interest Period shall be made by Lender and shall be conclusive and binding upon the Makers and Lender absent manifest error.

     1.8 "LIBO Rate Tranche" means a Tranche bearing interest at all times during the Interest Period applicable to such Tranche, at a fixed rate of interest equal to the Note LIBO Rate applicable to such Interest Period.
     1.9 "Line of Credit Commitment" has the meaning ascribed to such term in the Credit Agreement.

     1.10 "Line of Credit Note" or "Note" means this Note as same may be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time.

     1.11 "Loan Documents" has the meaning described to such term in the Credit Agreement.

     1.12 "Loan Year" means each of the twelve (12) month periods commencing on July 31, 1997 and on the first, second and third anniversaries hereof.

     1.13 "London Banking Day" means each day other than a Saturday, a Sunday or any holiday on which commercial banks in London, England are closed for business.

     1.14  "Maturity Date" means the earlier of: (i) July 31, 2001 and
(ii) any earlier date upon which the principal balance outstanding hereunder, together with all interest accrued thereon, shall become immediately due and payable following an Event of Default, in accordance with provisions of the Credit Agreement.

     1.15 "Note LIBO Rate" means the Adjusted LIBO Rate applicable to a specific LIBO Rate Tranche selected by the Makers for a relevant Interest Period, plus 175 basis points.

     1.16 "Note Prime Rate" means the Prime Rate applicable to the Prime Rate Tranche. The Note Prime Rate shall be increased or decreased effective on any date on which the Prime Rate shall be increased or decreased.

     1.17 "Prime Rate" means the annual rate of interest announced from time to time by First Union National Bank, as its Prime Rate. The Prime Rate is a reference rate for the information and use of Lender in establishing the actual rates to be charged to borrowers and is not necessarily the lowest rate charged by Lender. Should First Union National Bank not publish a Prime Rate at any time during the term of this Note, Lender, in its reasonable discretion, may choose a substitute Prime Rate. The rate of interest shall change automatically and immediately as of the date of any change in the Prime Rate without notice to Borrower or any endorser, surety or guarantor, if any.

     1.18 "Prime Rate Tranche" means a Tranche bearing interest at the Note Prime Rate.

     1.19 "Regulation D" means Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor thereto or other rule, regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     1.20 "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.

     1.21 "Reserve Percentage" means the stated maximum rate (expressed as a decimal) at which reserves are required to be maintained by Lender during an Interest Period, including, without limitation (i) any basis, supplemental, marginal, or emergency reserve under any regulations of any governmental authority to which Lender is subject, (ii) any reserve prescribed by the Board of Governors of the Federal Reserve System (or any successor), including, without limitation, Regulation D, for determining the maximum reserve requirement in respect of "Eurocurrency liabilities" (or in respect of any other category of liabilities which includes deposits by reference to which the LIBO Rate is determined). Without limiting the effect of the foregoing, the Reserve Percentage shall reflect any other reserves required to be maintained by Lender under any regulation of any governmental authority to which Lender is subject against (a) any category of liabilities that include deposits with reference to which the LIBO Rate is to be determined or (b) any category of extension of credit or other assets that includes loans bearing interest at a rate based on the LIBO Rate. Each determination of the Reserve Percentage shall be made by Lender and shall be conclusive and binding upon the Makers and Lenders absent manifest error.

     1.22 "Security Documents" has the meaning ascribed to such terms in the Credit Agreement.

     1.23 "Tranche" means any portion of the outstanding principal balance under the Line of Credit Note bearing interest at the applicable Note LIBO Rate for a specific Interest Period, as selected by the Makers in accordance with Section 2.1, below, and any portion of the outstanding principal balance under the Line of Credit Note which may from time to time bear interest at the Note Prime Rate.

20   Selection and Calculation of Interest Rate.

     2.1 Provided that no Event of Default or circumstance which with the passage of time or giving of notice would become an Event of Default then exists under the Loan Documents, and provided there shall at no time be permitted to exist more than four LIBO Rate Tranches with respect to the total principal balance outstanding under the Line of Credit Note, the Makers shall have the right to elect to have the Note LIBO Rate then in effect for an Interest Period apply to a LIBO Rate Tranche, in accordance with, and subject to the provisions of this Section 2.1. To make an election to have such Note LIBO Rate apply to any LIBO Rate Tranche, from time to time, the Makers shall give to Lender irrevocable notice (a "Rate Election Notice") not later than 11:00 a.m. (Ft. Lauderdale, Florida time) at least three (3) Business Banking Days prior to the commencement date of each such Interest Period, which Rate Election Notice shall be addressed as follows, and shall be given in writing (by telecopy, hand delivery, or overnight delivery service), in accordance with the provisions of Section
11.4 of the Credit Agreement:

           Dana Hunter, Vice President
           First Union National Bank
           5581 West Oakland Park Blvd., 2nd Floor
           Lauderhill, Florida 33313
           (954) 467-5543
           Fax: (954) 467-5557

Each such Rate Election Notice shall be in the form attached hereto as
Schedule 1 and shall specify: (i) the commencement day of the Interest Period which shall be a Business Banking Day (and, with respect to any then existing LIBO Rate Tranche, shall not be a date prior to the termination date of such then existing LIBO Rate Tranche), (ii) the principal amount of the LIBO Rate Tranche which shall be subject to the application of the Note LIBO Rate, which shall be in a minimum amount of $2,000,000.00, and in multiples of $100,000.00 and (iii) the applicable Interest Period which shall apply to such LIBO Rate Tranche, provided, however, that no Interest Period may extend beyond the Maturity Date.

     2.2 If Lender determines, absent manifest error, that the maintenance of any Note LIBO Rate would violate any applicable law, rule, regulation, or directive, whether or not having the force of law, of if Lender determines that the interest rate applicable to the Note LIBO Rate does not accurately reflect the cost of maintaining any LIBO Rate Tranche subject to such rate, then, at the election of Lender, the Makers shall not be entitled thereafter to select a Note LIBO Rate to be applicable to any portions of the total outstanding principal balance under the Line of Credit Note, and the interest rate applicable to all of the outstanding principal balance under the Line of Credit Note then subject to the Note LIBO Rate for any applicable Interest Period, shall, upon the expiration of all such applicable Interest Periods, be converted to the Prime Rate.

     2.3   In the event that the Makers shall fail to provide a timely
Rate Election Notice for the election of the Note LIBO Rate to apply to any Advance or to any LIBO Rate Tranche, as of the termination date of the applicable Interest Period for such Tranche, then as the date of such Advance, or as of such termination date of such LIBO Rate Tranche, as the case may be, the Prime Rate shall apply to such Advance or LIBO Rate Tranche until the next eligible effective date for which the Maker shall have provided a timely Rate Election Notice, and such Advance or such principal amount previously comprising a LIBO Rate Tranche, shall thereafter be deemed to be included in the Prime Rate Tranche.

     2.4 Interest shall be calculated on the daily total outstanding balance of all Advances of Loan Proceeds under the Line of Credit Commitment, as such Advances are evidenced by the Line of Credit Note, as follows: (i) interest shall accrue on each LIBO Rate Tranche, commencing with the effective date for each such LIBO Rate Tranche, at the applicable Note LIBO Rate for the applicable Interest Period and (ii) interest shall accrue on the Prime Rate Tranche, which shall comprise all of the outstanding principal balance under this Note not otherwise subject to a LIBO Rate Tranche, at the Note Prime Rate, changing when and as the Prime Rate changes. Interest shall be computed through and including the date of any payment and shall be calculated for actual days elapsed on the basis of a 360 day year (i.e. interest for each day on which any principal is outstanding shall be calculated at the applicable interest rate described above, divided by 360).

30   Payment of Interest and Principal.

     3.1 Interest, calculated as above provided, shall be due and payable by the Makers to Lender, subject to the provisions of Section 3.7 hereof, on the first Business Banking Day of the first calendar month immediately following the Advance of Loan Proceeds under the Line of Credit Commitment and continuing on the first day of each month thereafter until the Maturity Date.

     3.2 The total outstanding principal balance under the Line of Credit Note and all accrued but unpaid interest shall be fully due and payable on the Maturity Date.

     3.3 All payments of principal and interest under the Line of Credit Note shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

     3.4 The Line of Credit Note may be prepaid in whole or in part at any time and from time to time, without penalty or premium, provided:
(i) any such prepayment shall be preceded by at least three (3) Business Banking Days' prior written notice to Lender and (ii) any such prepayment shall be accompanied by accrued interest to the date of prepayment and any other obligations and payments then due under the terms of the Line of Credit Note. If the Makers shall make a payment or prepayment of all or any portion of the principal amount outstanding then subject to a LIBO Rate Tranche, prior to the applicable termination date thereof (including, without limitation, upon the acceleration of the Maturity Date following an Event of Default), or the Makers shall attempt to rescind a Rate Election Notice for a specified LIBO Rate Tranche, after the Makers have submitted such Rate Election Notice to Lender, then, within three (3) Business Banking Days following written notice from Lender, the Makers shall pay to Lender the amount of any loss or cost incurred by Lender resulting therefrom, including, without limitation, any loss or cost resulting from the liquidation or re-employment of deposits required to fund or maintain the subject LIBO Rate Tranche, not to exceed the amount of interest which would have been earned on the amount prepaid for the balance of the subject Interest Period, at a rate equal to the difference, not less than zero, of the LIBO Rate as of the first day of the Interest Period less the LIBO Rate as of the date of such prepayment, for a corresponding Interest Period commencing on the date of such prepayment. The obligations of the Makers under this section shall survive payment of this Note.

     3.5 Prior to the Maturity Date, the Makers may borrow, repay and reborrow hereunder, in accordance with the terms of the Credit Agreement. The Makers shall repay the outstanding balances under the Line of Credit Note at least once each Loan Year, provided, however, that the Makers shall, at no point, repay the outstanding balances under this Note to the extent that there shall be less than One Thousand Dollars and no/100 ($1,000.00) outstanding thereunder at any time, and shall not reborrow under the Line of Credit Commitment for a period of at least thirty (30) days after such repayment (a "Cleanup Repayment"). Notwithstanding the foregoing, however, the Maker shall be entitled to forego such Cleanup Repayment for one Loan Year, provided, however, that the Maker shall not be entitled to make any Distributions (as defined in the Credit Agreement) during the Loan Year following the Loan Year as to which the Makers shall have failed to make a Cleanup Repayment, until the Makers shall make a Cleanup Repayment.

     3.6 All payments of principal and interest under the Line of Credit Note shall be made in immediately available funds by 11:00 a.m. (Ft. Lauderdale, Florida time) on a Business Banking Day, to Lender, at the office of Lender at First Union National Bank, 301 South College Street, TW-6, Charlotte, North Carolina 28288-0166, Attention:Jane Hurley, or by wire to ABA #053000219, Account No.465906 0010352, Reference "Arvida,"
Attention: Jane Hurley, or at such other place as Lender may instruct. Any payments of principal or interest made after 11:00 a.m. (Ft. Lauderdale, Florida time) shall be deemed to be payments made on the next following Business Banking Day, for all purposes, hereof, including, without limitation, the accrual of interest. Should any payment under the Line of Credit Note become due and payable on a day other than a Business Banking Day, the maturity thereof shall be extended to the next succeeding Business Banking Day, and, in the case of any payment of principal, interest shall be payable thereon as calculated pursuant hereto, for each Business Banking Day such principal is outstanding (provided, however, any payment of principal received on any Business Banking Day by 11:00 a.m. (Ft. Lauderdale, Florida time) shall not be deemed to be outstanding on such Business Banking Day).

     3.7 Notwithstanding anything to the contrary set forth herein, Lender shall provide the Makers with written notice prior to the first Business Banking Day of each month of the interest installment with respect to the Line of Credit Note which is due and payable on such first Business Banking Day of such month. With respect to each such monthly installment of interest, Lender hereby grants to the Makers a grace period for the payment of same, which shall extend to the later of: (a) the fifteenth
(15th) day of the month or (b) if the Makers shall not have received written notice of the monthly interest installment from Lender, prior to the first Business Banking Day of any month and the Makers shall have provided written notice to Lender, no later than such first Business Banking Day of the month, of such Lender's failure to provide the Makers with written notice of such interest installment, then, the date fifteen
(15) days from receipt by the Makers of such written notice of the monthly interest installment. If Lender shall not receive written notice from the Makers on or before the first Business Banking Day of a month, of Lender's failure to provide written notice of an interest installment, then, for all purposes of this Note, notwithstanding that the Makers may later request such written notice of such interest installment, such grace period shall extend to no later than the fifteenth (15th) day of such month.

     3.8 Any payment required to be paid by the Line of Credit Note, the Loan Documents or the Credit Agreement, with the exception of interest and principal, shall be due and payable no later than fifteen (15) days from receipt by the Makers from Lender of written notice of the required payment.

     3.9 Provided Lender has not exercised its right to accelerate the Line of Credit Note as provided in the Line of Credit Note, the Credit Agreement or the other Loan Documents: (a) in the event any payment of principal required under the Line of Credit Note, either pursuant to the terms hereof or the terms of the Credit Agreement, is not received by Lender by the fifteenth (15th) day following the day on which such payment is due, the Makers shall pay to Lender, a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest, and (b) in the event any scheduled payment of interest required under the Line of Credit Note is not received by Lender by the later of (i) fifteen (15) days from receipt by the Makers of written notice of the monthly interest installment and (ii) the fifteenth (15th) day of such month, the Makers shall pay to Lender a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest. Further, if any payment required to be paid by the Line of Credit Note, the Credit Agreement or the other Loan Documents, with the exception of interest and principal, is not paid within fifteen (15) days from receipt by the Makers from Lender of written notice of the required payment, the Makers shall pay to Lender, for the account of Lender a late charge of five percent (5%) of the payment not so received, the parties agreeing that said charge is a fair and reasonable charge for the late payment and shall not be deemed a penalty or as compounding interest.

40   Collateral Security.  This Note is issued pursuant to the Credit
Agreement. This Note is secured by the Credit Agreement, the Security Documents and the other Loan Documents, as same may be amended through the date hereof. Reference is hereby made to the Credit Agreement, the Security Documents and the other Loan Documents for a description of Events of Default and rights of acceleration of the Maturity Date upon the occurrence of an Event of Default. It is expressly agreed that all of the covenants, conditions and agreements contained in the Credit Agreement, the Security Documents and the other Loan Documents are made a part of this Note.

50   Events of Default.

     5.1 Upon the occurrence of an Event of Default, Lender may declare the entire amount of this Note, including the principal balance then outstanding thereunder, together with all interest accrued thereon, to be immediately due and payable, without notice, (the Makers hereby expressly waive notice of such Event of Default), time being of the essence of this Note. Any Event of Default under this Note shall be an Event of Default under all other Loan Documents and an Event of Default under any other Loan Document shall be an Event of Default under this Note.

     5.2 In the event Lender accelerates this Note as herein provided or the full amount of outstanding principal and interest under this Note is not fully repaid to Lender for the account of Lender on or before the Maturity Date, then the entire unpaid principal balance under the Note, together with all interest accrued thereon, shall bear interest from the date of an Event of Default or from the Maturity Date, respectively, at the Default Rate. Any late charge paid by the Makers shall be applied to the interest charged at the Default Rate after acceleration of this Note.

     5.3 The remedies of Lender, as provided herein, or in the Security Documents, the other Loan Documents or Credit Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together, by Lender in accordance with the terms of the Credit Agreement, and may be exercised as often as the occasion therefor shall arise. Notwithstanding anything herein seemingly to the contrary Lender shall not take any action, including, without limitation, in connection with the enforcement of any of its rights under this Note, the Credit Agreement or other Loan Documents, unless such action is consistent with the action taken by Lender with respect to all of this Note and in accordance with the provisions of the Credit Agreement.

60   Usury.  Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require the Makers, or any person liable for the payment of the Loan evidenced by this Note to pay interest in an amount or at a rate greater than the highest non-usurious rate permissible under applicable law as amended from time to time. Should any interest or other charges paid by the Makers, or any party liable for the payment of the Loan evidenced by this Note, result in the computation or earning of interest in excess of the highest non-usurious rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by Lender, and all such excess shall be paid by Lender to the Makers or to any party liable for the payment of the Loan evidenced by this Note, it being the intent of the parties hereto that under no circumstances shall the Makers or any party liable for the payment of the Loan hereunder, be required to pay interest in excess of the highest non-usurious rate permissible under applicable law as amended from time to time. By operation of Section 687.12, Florida Statutes (1996), the interest rate charged under this Note is authorized by Chapters 658, 665 and 687, Florida Statutes (1996) and applicable federal law.

70   Waivers/Miscellaneous Matters.

     7.1 This Note is to be construed according to the applicable laws of the State of Florida and the United States of America. Any action brought upon the enforcement of this Note is hereby authorized to be instituted and prosecuted in Broward County, Florida, or at the United States District Court for the Southern District of Florida, at the election of Lender, subject to and in accordance with the terms of the Credit Agreement.

     7.2 This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     7.3 Each maker, endorser and guarantor or any person, firm or corporation becoming liable under this Note hereby consents to any extension or renewal of this Note or any part thereof, without notice, and agrees that it will remain liable under this Note during any extension or renewal thereof, until the indebtedness evidenced hereby and thereby is paid in full.

     7.4 Notwithstanding anything to the contrary herein or in the Credit Agreement, the Security Documents or other Loan Documents (or any instruments or certificates executed or delivered in connection therewith at any time or times), neither any present or future constituent partner (as hereinafter defined) in, or agent of, any of the Makers, nor any shareholder, member, officer, manager, director, employee, trustee, beneficiary or agent of any corporation or other entity that is or becomes a constituent partner in any of the Makers shall be personally liable, directly or indirectly (and Lender shall not have any recourse against any property or assets of any such constituent partner or other person or entity) under or in connection with this Note, the Credit Agreement, the Security Documents, the other Loan Documents, the Loans, or any instruments securing or otherwise executed in connection therewith, or any certificate delivered in connection therewith, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter (such persons as described in this sentence being herein collectively referred to as "Non-Recourse Persons"), provided, however, Non-Recourse Persons shall not include any Maker or any Subsidiary of a Maker that would otherwise be liable as a general partner in a Maker. The recourse of Lender and its successors and assignees under or in connection with this Note, the Security Documents, the Credit Agreement, the other Loan Documents, the Loans and such instruments and certificates, and any such amendments or modifications, shall be limited to the assets of the Makers, and Lender and its successors and assignees waive and do hereby waive any such personal liability against any such Non-Recourse Persons. For the purposes of this Note, the Security Documents, the Credit Agreement and each other Loan Document and any such instruments and certificates and any such amendments or modifications, neither the negative capital account of a constituent partner in any Maker, nor any obligation of any constituent partner in any Maker to restore a negative capital account or to advance or contribute capital to any Maker or any other constituent partner in any Maker shall be deemed to be the property or the asset of any Maker or any such other constituent partner (and neither Lender nor any of its successors or assignees shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore, advance or contribute). As used in this section, the term "constituent partner" means any direct partner in any Maker, and any person or entity that is a partner in any partnership that, directly or indirectly through one or more other partnerships, is a partner in any Maker.

     7.5 Time is of the essence hereof with regard to the performance and observance of all of the terms, provisions and conditions hereof on the part of the Makers to be observed and/or performed.

     7.6 All sums received by Lender for application to this Note shall be applied by Lender in the manner set forth in Section 2.8 of the Credit Agreement.

     7.7 The Makers are strictly liable for and hereby agree to pay or reimburse Lender for, and hold it harmless from and against all of its reasonable third party costs and expenses incurred in connection with the collection or enforcement of, or the preservation of any rights under, this Note, the Credit Agreement or other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for Lender, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings or otherwise. The Makers shall pay all such amounts in accordance with the terms of the Credit Agreement, and until repaid, such sums shall bear interest at the Default Rate.

     7.8 All notices and like communications required or permitted to be given pursuant to the provisions of this Note shall be given in accordance with the notice provisions of Section 11.4 of the Credit Agreement.

     7.9 As used herein, the terms "Makers," "Agent" and "Lender" shall be deemed to include their respective successors and assigns.

     7.10 In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then in any of those events, only such provision or provisions shall be deemed null and void and shall not effect any other provision of this Note. The remaining provisions of this Note shall remain operative and in full force and effect and in shall no way be affected, prejudiced or disturbed thereby. In the event any provisions of this Note is inconsistent with any provisions of the Credit Agreement, the Security Documents or other Loan Documents, or any other agreements or documents executed in connection with this Note, this Note shall control.

     7.11 It is expressly understood and agreed that Lender shall not be construed for any purposes, to be the partner, joint venturer, principal or associate of the Makers or any of them or any person or party claiming by, through or under the Makers or any of them in the conduct of their respective businesses.

     7.12 The undersigned Makers and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof (a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of the payment of this Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note or other modifications from time to time prior to or after the Maturity Date, without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents or the addition or release of any party or person primarily or secondarily liable hereon, (d) expressly agree that Lender shall not be required first to institute any suit, or to exhaust their remedies against the Makers or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing, they shall be and remain, jointly and severally, directly liable for all sums due under this Note and the other Loan Documents subject to the terms and conditions hereof and thereof.

     7.13 Lender shall not be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing given in accordance with the terms of the Credit Agreement, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     7.14 Neither this Note nor any provision hereof or thereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

     7.15 Failure to accelerate this Note after an Event of Default, or the acceptance of a past due installment, shall not be construed as a novation of the contract or a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without previous notice of such intention being given to the Makers.

     7.16 Notwithstanding anything to the contrary in this Note, the Credit Agreement, the Security Documents or other Loan Documents, the maximum liability of any Maker other than Arvida/JMB Partners, L.P. (herein a "Maker Subsidiary" or "Maker Affiliate") for the Obligations created, evidenced and secured thereby and hereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction of any such Maker Subsidiary's or Maker Affiliate's liability therefor which may be incurred without rendering the Obligations, as they relate to such Maker Subsidiary or Maker Affiliate, voidable as a fraudulent conveyance or fraudulent transfer under the Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Maker Subsidiary's or Maker Affiliate's Solvency (as defined in the Credit Agreement) is subject to determination. For purposes of determining such liability of any Maker Subsidiary or Maker Affiliate, due consideration shall be given to the benefits received, directly or indirectly, by such Maker Subsidiary or Maker Affiliate from the Loans (as defined in the Credit Agreement) made pursuant to the Commitments (as defined in the Credit Agreement).

     7.17 The section headings of this Note are for reference purposes only and are to be given no effect in the construction or interpretation of this Note.

     THE MAKERS AND LENDER BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY MAKERS OR LENDER.

                        SIGNATURE PAGES FOLLOW

     IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date set forth above.

                            MAKERS:

                            ARVIDA/JMB PARTNERS, L.P.,
                            a Delaware limited partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            THE AOK GROUP,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS,
                                  a Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            METRODRAMA JOINT VENTURE,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            By:   ARVIDA/JMB PARTNERS, a
                                  Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA/JMB PARTNERS,
                            a Florida general partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  a general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA GRAND BAY LIMITED PARTNERSHIP-IV, a Delaware limited partnership

                            By:   ARVIDA GRAND BAY MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            GULF AND PACIFIC COMMUNICATIONS
                            LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   PACIFIC PROPERTIES, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            WESTON HILLS COUNTRY CLUB LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership

                            By:   WHCC, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            SOUTHEAST FLORIDA HOLDINGS, INC.,
                            an Illinois corporation


                            By:
                                  Stephen A. Lovelette,
                                  Vice President

                                                       [CORPORATE SEAL]










MIA3-517167.2

NOTE:THIS CONSOLIDATED AND RESTATED PROMISSORY NOTE IS A RENEWAL, CONSOLIDATION AND RESTATEMENT OF: (i) THAT CERTAIN DEMAND NOTE LETTER OF CREDIT LINE PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF BARNETT BANK, N.A. IN THE ORIGINAL PRINCIPAL AMOUNT OF ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000) ("$1,875,000 Note") HAVING A PRESENT UNFUNDED AVAILABILITY OF $1,875,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF; (ii) THAT CERTAIN DEMAND NOTE LETTER OF CREDIT LINE PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF FIRST UNION NATIONAL BANK IN THE ORIGINAL PRINCIPAL AMOUNT OF ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000) ("$1,750,000 Note") HAVING A PRESENT UNFUNDED AVAILABILITY OF $1,750,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF; (iii) THAT CERTAIN DEMAND NOTE LETTER OF CREDIT LINE PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF BANKBOSTON, N.A. IN THE ORIGINAL PRINCIPAL AMOUNT OF SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000) ("$750,000 Note") HAVING A PRESENT UNFUNDED AVAILABILITY OF $750,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF; and
(iv) THAT CERTAIN DEMAND NOTE LETTER OF CREDIT LINE PROMISSORY NOTE DATED JULY 31, 1997 IN FAVOR OF BANK UNITED IN THE ORIGINAL PRINCIPAL AMOUNT OF SIX HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($625,000) ("$625,000 Note") HAVING A PRESENT UNFUNDED AVAILABILITY OF $625,000, A COPY OF WHICH IS ATTACHED HERETO AND MADE A PART HEREOF (collectively, "Notes").

     THE $1,875,000 NOTE, THE $750,000 NOTE AND THE $625,000 NOTE HAVE BEEN ASSIGNED TO FIRST UNION NATIONAL BANK BY THE HOLDERS THEREOF
IMMEDIATELY PRIOR TO THE EXECUTION HEREOF.

     DOCUMENTARY STAMPS AND/OR INTANGIBLE TAXES IN THE AMOUNT REQUIRED BY LAW WERE PAID ON THE FULL FACE AMOUNT OF THE NOTES AT THE TIME OF THE RECORDING OF THAT CERTAIN MORTGAGE AND SECURITY AGREEMENT IN OFFICIAL RECORDS BOOK 26802, PAGE 888 OF THE PUBLIC RECORDS OF BROWARD COUNTY, FLORIDA. THE NOTES ARE BEING RENEWED, CONSOLIDATED AND RESTATED BASED ON THE PRESENT UNFUNDED AVAILABILITY WITHOUT ENLARGEMENT THEREOF. NO ADDITIONAL DOCUMENTARY STAMPS OR INTANGIBLE TAXES ARE DUE.

                 CONSOLIDATED AND RESTATED DEMAND NOTE
                 LETTER OF CREDIT LINE PROMISSORY NOTE


     THIS CONSOLIDATED AND RESTATED DEMAND NOTE LETTER OF CREDIT LINE PROMISSORY NOTE ("CONSOLIDATED AND RESTATED DEMAND NOTE") executed by Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership (jointly and severally, the "Borrowers"), all having an office at 900 North Michigan Avenue, Chicago, Illinois 60611, in favor of First Union National Bank ("Lender"), having an address of 5581 West Oakland Park Boulevard, 2nd Floor, Lauderhill, Florida 33313.

     1. RENEWAL AND CONSOLIDATION. The indebtedness evidenced by this Consolidated and Restated Demand Note Letter of Credit Line Promissory Note renews and consolidates the aggregate outstanding principal indebtedness evidenced by the following promissory notes all executed by Borrowers: (i) that certain Demand Note Letter of Credit Line Promissory Note dated July 31, 1997 in the original principal amount of ONE MILLION EIGHT HUNDRED SEVENTY-FIVE THOUSAND DOLLARS ($1,875,000) ("$1,875,000 Note") in favor of Barnett Bank, N.A.; (ii) that certain Demand Note Letter of Credit Line Promissory Note dated July 31, 1997 in the original principal amount of ONE MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($1,750,000) ("$1,750,000 Note") in favor of First Union National Bank; (iii) that certain Demand Note Letter of Credit Line Promissory Note dated July 31, 1997 in the original principal amount of SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($750,000) ("$750,000 Note") in favor of BankBoston, N.A.; and (iv) that certain Demand Note Letter of Credit Line Promissory Note dated July 31, 1997 in the original principal amount of SIX HUNDRED TWENTY-FIVE THOUSAND DOLLARS ($625,000) ("$625,000 Note") in favor of Bank United. The $1,875,000 Note, the $750,000 Note and the $625,000 Note have been assigned to Lender by the holders thereby immediately prior to the execution hereof.

The current principal balance outstanding under the $1,875,000 Note being renewed and consolidated hereby is $0 (and the current unfunded availability is $1,875,000), the current principal balance outstanding under the $1,750,000 Note being renewed and consolidated hereby is $0 (and the current unfunded availability is $1,750,000), and the current principal balance outstanding under the $750,000 Note being renewed and consolidated hereby is $0 (and the current unfunded availability is $750,000), and the current principal balance outstanding under the $625,000 Note being renewed hereby is $0 (and the current unfunded availability is $625,000). This Consolidated and Restated Demand Note consolidates the $1,875,000 Note, the $1,750,000 Note, the $750,000 Note and the $625,000 Note and amends, replaces and supersedes same, without enlargement thereof. Accordingly, the combined outstanding unfunded availability being renewed and consolidated and evidenced by this Consolidated and Restated Demand
Note is $5,000,000. This Consolidated and Restated Demand Note is intended to consolidate a single consolidated indebtedness of $5,000,000 to be repaid with interest as hereinafter provided.

     2. RESTATEMENT. This Consolidated and Restated Demand Note restates the $1,875,000 Note, the $1,750,000 Note, the $750,000 Note and the $625,000 Note as follows, it being the intention to restate and continue the obligations evidenced thereunder as also consolidated hereby, without enlargement. It is the intention of Lender and Borrowers that while this Consolidated and Restated Demand Note consolidates, amends, replaces and supersedes the $1,875,000 Note, the $1,750,000 Note, the $750,000 Note and the $625,000 Note, it is not in payment or satisfaction of the $1,875,000 Note, the $1,750,000 Note, the $750,000 Note or the
$625,000 Note, but rather is the substitution of evidences of debt without any intent to extinguish the old. Should there be any conflict between any of the terms of the $1,875,000 Note, the $1,750,000 Note, the $750,000 Note or the $625,000 Note, and the terms of this Consolidated and Restated Demand Note, the terms of this Consolidated and Restated Demand Note shall control. The $1,875,000 Note, the $1,750,000 Note, the $750,000 and the
$625,000 Note are attached hereto and shall only be negotiated with this Consolidated and Restated Demand Note. The $1,875,000 Note, the $1,750,000 Note, the $750,000 and the $625,000 Note are consolidated, amended and renewed to read in their entirety as follows:





                  THIS SPACE INTENTIONALLY LEFT BLANK

THE TAX HAS BEEN PAID AND THE PROPER DOCUMENTARY STAMPS HAVE BEEN AFFIXED TO THE MORTGAGE AND SECURITY AGREEMENT SECURING THIS PROMISSORY NOTE. NON-RECURRING INTANGIBLE TAXES SHALL BE PAID AT THE TIME OF EACH ADVANCE, ON SUCH ADVANCE.

                              DEMAND NOTE
                         LETTER OF CREDIT LINE

$5,000,000                                      Effective Date:
September 1, 1998

     FOR VALUE RECEIVED, the undersigned, Arvida/JMB Partners, L.P., a Delaware limited partnership, Arvida/JMB Partners, a Florida general partnership, Arvida Grand Bay Limited Partnership IV, a Delaware limited partnership, The AOK Group, a Florida general partnership, Metrodrama Joint Venture, a Florida general partnership, Southeast Florida Holdings, Inc., an Illinois corporation, Gulf and Pacific Communications Limited Partnership, a Delaware limited partnership, and Weston Hills Country Club Limited Partnership, a Delaware limited partnership, all having an office at 900 N. Michigan Avenue, Chicago, Illinois 60611 (hereinafter collectively referred to as the "Makers"), jointly and severally promise to pay to the order of First Union National Bank, a national banking association, its successors or assigns (the "Lender" or "Agent," "Agent" having the meaning ascribed to it in the Amendment to Credit Agreement of even date), the principal sum of FIVE MILLION DOLLARS ($5,000,000), or all sums as may be advanced under the Letter of Credit Commitment, pursuant to and in accordance with the Credit Agreement, together with interest on the principal balance of this Note outstanding from time to time, as same shall accrue thereon in accordance with the terms hereof, but not to exceed the maximum non-usurious rate permitted by law.

10   Definitions.  Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition to capitalized terms defined elsewhere herein, the following capitalized terms shall have the meanings ascribed to them as follows:

     1.1 "Business Banking Day" means a day that is not a Saturday, a Sunday, or a day on which Lender is closed pursuant to authorization or requirement of law.

     1.2 "Credit Agreement" means the Credit Agreement dated July 31, 1997 between Lender and Borrower (among others), as amended of even date herewith, as the same may be amended, supplemented, restated, replaced or otherwise modified from time to time.

     1.3 "Default Rate" means the lesser of: (i) five percent (5%) above the Note Prime Rate and (ii) the maximum non-usurious rate permitted under applicable law, provided the maximum interest rate shall never be more then twenty-four and 99/100 percent (24.99%).
     1.4 "Event of Default" has the meaning ascribed to such term in the Credit Agreement.

     1.5 "Letter of Credit Commitment" has the meaning ascribed to such term in the Credit Agreement.

     1.6 "Letter of Credit Note" or "Note" means this Note, as same may be amended, supplemented, renewed, restated, replaced or otherwise modified from time to time.

     1.7 "Loan Documents" has the meaning described to such term in the Credit Agreement.

     1.8 "Prime Rate" means the annual rate of interest announced from time to time by First Union National Bank as its Prime Rate. The Prime Rate is a reference rate for the information and use of Lender in establishing the actual rates to be charged to borrowers and is not necessarily the lowest rate charged by Lender. Should First Union National Bank not publish a Prime Rate at any time during the term of this Note, Lender, in its reasonable discretion, may choose a substitute Prime Rate. The rate of interest shall change automatically and immediately as of the date of any change in the Prime Rate without notice to Borrower or any endorser, surety or guarantor, if any.

     1.9 "Required Lenders" has the meaning ascribed to such term in the Credit Agreement.

     1.10 "Security Documents" has the meaning ascribed to such terms in the Credit Agreement.

20   Payment of Interest and Principal.

     2.1 The Maker shall pay to Lender the entire principal balance of all Advances outstanding under the Letter of Credit Note, together with all interest accrued thereon, at the Prime Rate, not later than three (3) Business Banking Days following receipt of demand therefor, from Lender. The failure of the Makers to make such payment at such time shall constitute an Event of Default hereunder and under the Credit Agreement, and thereafter interest shall accrue on the entire principal balance outstanding under the Letter of Credit Note, at the Default Rate.

     2.2 All payments of principal and interest under the Letter of Credit Note shall be made in lawful money of the United States which shall be legal tender in payment of all debts, public and private, at the time of payment.

     2.3 All payments of principal and interest under the Letter of Credit Note shall be made in immediately available funds by 11:00 a.m. (Ft. Lauderdale, Florida time) on a Business Banking Day to Lender, at the office of Lender at First Union National Bank, 301 South College Street, TW-6, Charlotte, North Carolina 28288-0166, Attention: Jane Hurley, or by wire to ABA #053000219, Account No.465906 0010352, Reference "Arvida,"
Attention: Jane Hurley, or at such other place as Lender may instruct. Any payments of principal or interest made after 11:00 a.m. (Ft. Lauderdale, Florida time) shall be deemed to be payments made on the next following Business Banking Day, for all purposes, hereof, including, without limitation, the accrual of interest. Should any payment under the Letter of Credit Note become due and payable on a day other than a Business Banking Day, the maturity thereof shall be extended to the next succeeding Business Banking Day, and, in the case of any payment of principal, interest shall be payable thereon as calculated pursuant hereto, for each Business Banking Day such principal is outstanding (provided, however, any payment of principal received on any Business Banking Day by 11:00 a.m. (Ft. Lauderdale, Florida time) shall not be deemed to be outstanding on such Business Banking Day).

30   Collateral Security.  This Note is issued pursuant to the Credit
Agreement. This Note is secured by the Credit Agreement, the Security Documents and the other Loan Documents, as amended of even date. Reference is hereby made to the Credit Agreement, the Security Documents and the other Loan Documents for a description of Events of Default and rights of acceleration of the Maturity Date upon the occurrence of an Event of Default. It is expressly agreed that all of the covenants, conditions and agreements contained in the Credit Agreement, the Security Documents and the other Loan Documents are made a part of this Notes. The Letter of Credit Commitment expires July 31, 2001, at which time, the Makers shall either (i) cause all underlying Letters of Credit to be returned and cancelled or (ii) if not previously paid to Lender, pay to Lender Cash Collateral (as defined in the Credit Agreement) in an amount equal to the maximum amount of all outstanding Letters of Credit.

40   Events of Default.  The remedies of Lender, as provided herein, or in the Security Documents, the other Loan Documents or Credit Agreement shall be cumulative and concurrent and may be pursued singularly, successively or together, by Lender in accordance with the terms of the Credit Agreement, and may be exercised as often as the occasion therefor shall arise. Notwithstanding anything herein seemingly to the contrary, Lender shall not take any action, including, without limitation, in connection with the enforcement of any of their rights under the Letter of Credit Note, the Credit Agreement or other Loan Documents, unless such action is consistent with the action taken by Lender with respect to all of the Letter of Credit Note and in accordance with the provisions of the Credit Agreement.

50   Usury.  Nothing herein contained, nor in any instrument or transaction related hereto, shall be construed or so operate as to require the Makers, or any person liable for the payment of the Loan evidenced by the Letter of Credit Note, to pay interest in an amount or at a rate greater than the highest non-usurious rate permissible under applicable law as amended from time to time. Should any interest or other charges paid by the Makers, or any party liable for the payment of the Loan evidenced by the Letter of Credit Note, result in the computation or earning of interest in excess of the highest non-usurious rate permissible under applicable law, then any and all such excess shall be and the same is hereby waived by Lender, and all such excess shall be paid by Lender to the Makers or to any party liable for the payment of the Loan evidenced by the Letter of Credit Note, it being the intent of the parties hereto that under no circumstances shall the Makers or any party liable for the payment of the Loan hereunder, be required to pay interest in excess of the highest non-usurious rate permissible under applicable law as amended from time to time. By operation of Section 687.12, Florida Statutes (1996), the interest rate charged under the Letter of Credit Note is authorized by Chapters 658, 665 and 687, Florida Statutes (1996) and applicable federal law.

60   Waivers/Miscellaneous Matters.

     6.1 This Letter of Credit Note is to be construed according to the applicable laws of the State of Florida and the United States of America. Any action brought upon the enforcement of this Note is hereby authorized to be instituted and prosecuted in Broward County, Florida, or at the United States District Court for the Southern District of Florida, at the election of Lender, subject to and in accordance with the terms of the Credit Agreement.

     6.2 This Letter of Credit Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

     6.3 Each maker, endorser and guarantor or any person, firm or corporation becoming liable under this Note hereby consents to any extension or renewal of this Note or any part thereof, without notice, and agrees that it will remain liable under this Note during any extension or renewal thereof, until the indebtedness evidenced hereby and thereby is paid in full.

     6.4 Notwithstanding anything to the contrary herein or in the Credit Agreement, the Security Documents or other Loan Documents (or any instruments or certificates executed or delivered in connection therewith at any time or times), neither any present or future constituent partner (as hereinafter defined) in, or agent of, any of the Makers, nor any shareholder, member, officer, manager, director, employee, trustee, beneficiary or agent of any corporation or other entity that is or becomes a constituent partner in any of the Makers shall be personally liable, directly or indirectly (and Lender shall not have any recourse against any property or assets of any such constituent partner or other person or entity) under or in connection with this Letter of Credit Note, the Credit Agreement, the Security Documents, the other Loan Documents, the Loans, or any instruments securing or otherwise executed in connection therewith, or any certificate delivered in connection therewith, or any amendments or modifications to any of the foregoing made at any time or times, heretofore or hereafter (such persons as described in this sentence being herein collectively referred to as "Non-Recourse Persons"), provided, however, Non-Recourse Persons shall not include any Maker or any Subsidiary of a Maker that would otherwise be liable as a general partner in a Maker. The recourse of Lender and its successors and assignees under or in connection with this Letter of Credit Note, the Security Documents, the Credit Agreement, the other Loan Documents, the Loans and such instruments and certificates, and any such amendments or modifications shall be limited to the assets of the Makers and the Lender and its successors and assignees waive and do hereby waive any such personal liability against any such Non-Recourse Persons. For the purposes of the Letter of Credit Note, the Security Documents, the Credit Agreement and each other Loan Document and any such instruments and certificates and any such amendments or modifications, neither the negative capital account of a constituent partner in any Maker, nor any obligation of any constituent partner in any Maker to restore a negative capital account or to advance or contribute capital to any Maker or any other constituent partner in any Maker shall be deemed to be the property or the asset of any Maker or any such other constituent partner (and neither Lender, nor any of its successors or assignees shall have any right to collect, enforce or proceed against or with respect to any such negative capital account or partner's obligation to restore, advance or contribute). As used in this section, the term "constituent partner" means any direct partner in any Maker, and any person or entity that is a partner in any partnership that, directly or indirectly through one or more other partnerships, is a partner in any Maker.

     6.5 Time is of the essence hereof with regard to the performance and observance of all of the terms, provisions and conditions hereof on the part of the Makers to be observed and/or performed.

     6.6 All sums received by Lender for application to this Note shall be applied by Lender in the manner set forth in Section 2.8 of the Credit Agreement.

     6.7 The Makers are strictly liable for and hereby agree to pay or reimburse Lender for, and hold it harmless from and against all of its reasonable third party costs and expenses incurred in connection with the collection or enforcement of, or the preservation of any rights under, this Note, the Credit Agreement or other Loan Documents, including, without limitation, the reasonable fees and disbursements of counsel for Lender, including attorneys' fees out of court, in trial, on appeal, in bankruptcy proceedings or otherwise. The Makers shall pay all such amounts in accordance with the terms of the Credit Agreement, and until repaid, such sums shall bear interest at the Default Rate.

     6.8 All notices and like communications required or permitted to be given pursuant to the provisions of this Note shall be given in accordance with the notice provisions of Section 11.4 of the Credit Agreement.

     6.9 As used herein, the terms "Makers," "Agent" and "Lender" shall be deemed to include their respective successors and assigns.
     6.10 In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal, or unenforceable, in whole or in part or in any respect, or in the event one or more of the provisions of this Note operates or would prospectively operate to invalidate this Note, then in any of those events, only such provision or provisions shall be deemed null and void and shall not effect any other provision of this Note. The remaining provisions of this Note shall remain operative and in full force and effect and in shall no way be affected, prejudiced or disturbed thereby. In the event any provisions of this Note are inconsistent with any provisions of the Credit Agreement, the Security Documents or other Loan Documents, or any other agreements or documents executed in connection with this Note, this Note shall control.

     6.11 It is expressly understood and agreed that Lender, shall not be construed for any purposes, to be the partner, joint venturer, principal or associate of the Makers or any of them or any person or party claiming by, through or under the Makers or any of them in the conduct of their respective businesses.

     6.12 The undersigned Makers and any endorsers, sureties, guarantors and all others who are or may become liable for the payment hereof
(a) severally waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance or enforcement of the payment of this Note, (b) expressly consent to all extensions of time, renewals, postponements of time of payment of this Note or other modifications from time to time, without notice, consent or consideration to any of the foregoing, (c) expressly agree to any substitution, exchange, addition or release of any of the other Loan Documents or the addition or release of any party or person primarily or secondarily liable hereon, (d) expressly agree that Lender shall not be required first to institute any suit, or to exhaust their remedies against the Makers or any other person or party to become liable hereunder or against the other Loan Documents in order to enforce the payment of this Note, and (e) expressly agree that, notwithstanding the occurrence of any of the foregoing, they shall be and remain, jointly and severally, directly and primarily liable for all sums due under this Note and the other Loan Documents subject to the terms and conditions hereof and thereof.

     6.13 Lender shall not be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing given in accordance with the terms of the Credit Agreement, and then only to the extent specifically set forth in the writing. A waiver with reference to one event shall not be construed as continuing or as a bar to or waiver of any right or remedy as to a subsequent event.

     6.14 This Note or any provision hereof or thereof may be changed or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change or termination is sought.

     6.15 Failure to accelerate this Note after an Event of Default, or the acceptance of a past due installment, shall not be construed as a novation of the contract or a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without previous notice of such intention being given to the Makers.

     6.16 Notwithstanding anything to the contrary in this Note, the Credit Agreement, the Security Documents or other Loan Documents, the maximum liability of any Maker other than Arvida/JMB Partners, L.P. (herein a "Maker Subsidiary" or "Maker Affiliate") for the Obligations created, evidenced and secured thereby and hereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction of any such Maker Subsidiary's or Maker Affiliate's liability therefor which may be incurred without rendering the Obligations, as they relate to such Maker Subsidiary or Maker Affiliate, voidable as a fraudulent conveyance or fraudulent transfer under the Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Maker Subsidiary's or Maker Affiliate's Solvency (as defined in the Credit Agreement) is subject to determination. For purposes of determining such liability of any Maker Subsidiary or Maker Affiliate, due consideration shall be given to the benefits received, directly or indirectly, by such Maker Subsidiary or Maker Affiliate from the Loans (as defined in the Credit Agreement) made pursuant to the Commitments (as defined in the Credit Agreement).

     6.17 The section headings of this Note are for reference purposes only and are to be given no effect in the construction or interpretation of this Note.

     THE MAKERS AND THE LENDER BY ITS ACCEPTANCE HEREOF HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE OR THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY MAKERS OR LENDER.

     IN WITNESS WHEREOF, the undersigned Makers have executed this Note on the date set forth above.

                            MAKERS:

                            ARVIDA/JMB PARTNERS, L.P.,
                            a Delaware limited partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            THE AOK GROUP,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]




                            By:   ARVIDA/JMB PARTNERS,
                                  a Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            METRODRAMA JOINT VENTURE,
                            a Florida general partnership

                            By:   ARVIDA/JMB PARTNERS, L.P.,
                                  a Delaware limited partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation, its
                                       sole general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]





                            By:   ARVIDA/JMB PARTNERS, a
                                  Florida general partnership,
                                  a general partner

                                  By:  ARVIDA/JMB MANAGERS, INC.,
                                       a Delaware corporation,
                                       a general partner


                                       By:
                                             Stephen A. Lovelette,
                                             Vice President

                                                       [CORPORATE SEAL]

                            ARVIDA/JMB PARTNERS,
                            a Florida general partnership

                            By:   ARVIDA/JMB MANAGERS, INC.,
                                  a Delaware corporation,
                                  a general partner

                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]





                            ARVIDA GRAND BAY LIMITED PARTNERSHIP-IV, a Delaware limited partnership

                            By:   ARVIDA GRAND BAY MANAGERS, INC.,
                                  a Delaware corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            GULF AND PACIFIC COMMUNICATIONS
                            LIMITED PARTNERSHIP,
                            a Delaware limited partnership

                            By:   PACIFIC PROPERTIES, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]





                            WESTON HILLS COUNTRY CLUB LIMITED
                            PARTNERSHIP,
                            a Delaware limited partnership

                            By:   WHCC, INC.,
                                  an Illinois corporation,
                                  its sole general partner


                                  By:
                                       Stephen A. Lovelette,
                                       Vice President

                                                       [CORPORATE SEAL]

                            SOUTHEAST FLORIDA HOLDINGS, INC.,
                            an Illinois corporation


                            By:
                                  Stephen A. Lovelette,
                                  Vice President

                                                       [CORPORATE SEAL]